U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                              SCHEDULE 14A INFORMATION

                     PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                          SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Company [x]
Filed by a Party other than the Company [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 NATIONS RX, INC.
                 (Name of Small Business Issuer in its charter)

                   ___________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Company)

Payment of Filing Fee (Check the appropriate box):

[x] No Fee Required
[ ] Fee Computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:
___________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
___________________________________________________________________

3.  Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________

4.  Proposed aggregate offering price:
___________________________________________________________________

5.  Total fee paid:
___________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1.  Amount previously paid:
_____________________________________________________________________

   2.  Form, schedule, or registration statement number:
_____________________________________________________________________

   3.  Filing party:
_____________________________________________________________________

   4.  Date filed:
_____________________________________________________________________

Notes:

                                 PROXY STATEMENT
                                 Nations Rx, Inc.
                                 27 Oakmont Drive
                          Rancho Mirage, California 92270

     This Proxy Statement is being furnished to certain shareholders at the direction and on behalf of the Board of Directors of Nations Rx, Inc., a Nevada corporation ("Company"), for the purpose of soliciting proxies for use in obtaining the written consent of a majority of the outstanding shares of common stock of the Company for the following actions:

     - A proposal to amend the Articles of Incorporation of the Company so that an increase in the authorized capital stock of the Company can be approved by the Board of Directors without shareholder consent.

     - A proposal to amend the Articles of Incorporation of the Company so that a decrease in the issued and outstanding common stock of the Company (a reverse split) can be approved by the Board of Directors without shareholder consent.

The Company's Board of Directors unanimously approved the foregoing actions on October 20, 2003.

     The shares represented by the proxy will be voted in the manner specified in the Request for Written Consent. Any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the President of the Company, or by submitting a later dated proxy. A revocation that is not received prior to the proxy being exercised shall not be taken into account, and the original proxy shall be counted. All Requests for Written Consent must be return to the Company not later than 5:00 p.m. on November 5, 2003.

     The cost of preparing, assembling and mailing this Proxy
Statement and the accompanying Request for Written Consent is being borne by the Company. This Proxy Statement and accompanying Request for Written Consent will be given to certain shareholders of the Company on or about November 3, 2003.

                               VOTING SECURITIES

     The record date of shareholders entitled to notice of and to vote on the Request for Written Consent is the close of business on October 1, 2003 ("Record Date"). On such date, the outstanding stock of the Company consisted of its common stock ("Common Stock") and its Series A Convertible Preferred Stock ("Series A Preferred Stock").
At the Record Date 19,354,321 shares of Common Stock and 6,000,000 shares of Series A Preferred Stock were outstanding.

     The Series A Preferred Stock will be entitled to give its consent together with the Common Stock. Each holder of Common Stock will be entitled to one vote for each share of Common Stock held by such shareholder with regard to the Written Consent, and there will be no . Each holder of Series A Preferred Stock will be entitled to six votes. The signatures on the Request for Written Consent of a majority of the shares of common stock outstanding on the record date will constitute approval of the action to be taken by the Company. Subsequent to receiving such written consent, the Company will file and thereafter mail to all shareholders of record from whom the Company did not seek such written consent a Schedule 14C Information Statement. Pursuant to applicable Nevada law, there are no dissenter's rights relating to the matters to be voted on.

                              STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of October 1, 2003 (19,354,321 issued and outstanding and 6,000,000 shares of Series A convertible preferred stock, each share of which is convertible into 6 shares of common stock) by (i) all stockholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all of the current directors and executive officers of the Company as a group:




Title of Class         Name and Address of                Amount of Beneficial        Percent of Class
                        Beneficial Owner                     Ownership (1)

Common Stock           David Rykbos                          36,000,000 (2)               65.04%
                       27 Oakmont Drive
                       Rancho Mirage, California 92270

Common Stock           Brent Nelson                           2,771,270                   14.32%
                       27 Oakmont Drive
                       Rancho Mirage, California 92270

Common Stock           Arthur Birzneck                        1,274,500                    6.58%
                       27 Oakmont Drive
                       Rancho Mirage, California 92270

Common Stock           Franco Columbu                         1,253,750                    6.48%
                       27 Oakmont Drive
                       Rancho Mirage, California 92270

Common Stock           Gary Campbell                                  0                    0.00%
                       27 Oakmont Drive
                       Rancho Mirage, California 92270

Common Stock           Tim Carda                                      0                    0.00%
                       27 Oakmont Drive
                       Rancho Mirage, California 92270

Common Stock           Kai Erdman                                     0                    0.00%
                       27 Oakmont Drive
                       Rancho Mirage, California 92270

Common Stock           Douglas Pick                                   0                    0.00%
                       27 Oakmont Drive
                       Rancho Mirage, California 92270

Common Stock           Shares of all directors and           40,045,770 (3)               72.34%
                       executive officers as a group (7
                       persons)




(1) Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

(2) Nations Rx, Inc., a California corporation owns 3,000,000 shares of Series A convertible preferred stock, each share of which can be converted into six shares of the common stock of the Company at any time. Nations Rx. Inc. is controlled by David Rykbos.

Niseda Group owns 3,000,000 shares of Series A convertible preferred stock, each share of which can be converted into six shares of the common stock of the Company at any time. This company is also controlled by David Rykbos.

The percentage amount for this shareholder is calculated by adding the conversion amount of shares to the issued upon conversion of all the Series A preferred stock to the number of outstanding shares as of October 1, 2003.

(3) This percentage amount is calculated by adding the conversion amount of shares on the preferred stock controlled by Mr. Rykbos to the number of issued and outstanding shares as of October 1, 2003.

                            AMENDMENTS TO ARTICLES OF INCORPORATON

Description of Securities.

(a)  Shareholder Rights.

     The Company's articles of incorporation authorize the issuance of 50,000,000 shares of common stock, with a par value of $0.001.
The holders of the shares:

     - have equal ratable rights to dividends from funds legally available therefore, when, as, and if declared by the board of directors of the company

     - are entitled to share ratably in all of the assets of the company available for distribution upon winding up of the affairs of the company

     - are entitled to one non-cumulative vote per share on all matters on which shareholders may vote at all meetings of shareholders.

These securities do not have any of the following rights:

     - special voting rights

     - preference as to dividends or interest

     - preemptive rights to purchase in new issues of shares

     - preference upon liquidation

     - any other special rights or preferences.

     In addition, the shares are not convertible into any other security. There are no restrictions on dividends under any loan, financing arrangements or otherwise.

(b)  Non-Cumulative Voting.

     The holders of shares of common stock of the company do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event, the holders of the remaining shares will not be able to elect any of the company's directors.

(c)  Dividends.

     The Company does not currently intend to pay cash dividends. Because the Company does not intend to make cash distributions, potential shareholders would need to sell their shares to realize a return on their investment. There can be no assurances of the projected values of the shares, or can there be any guarantees of the success of the Company.

     A distribution of revenues will be made only when, in the judgment of the Company's board of directors, it is in the best interest of its stockholders to do so. The board of directors will review, among other things, the financial status of the company and any future cash needs of the Company in making its decision.

(d)  Possible Anti-Takeover Effects of Authorized but Unissued Stock.

     The Company's authorized capital stock consists of 50,000,000 shares of common stock, with, as of October 1, 2003, 19,354,321 shares outstanding. One effect of the existence of authorized but unissued capital stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of the Company's management. If, in the due exercise of its fiduciary obligations, for example, the Board of Directors were to determine that a takeover proposal was not in the Company's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquiror or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

(e)  Transfer Agent.

     The company has engaged the services of Liberty Transfer Co., Liberty Transfer Co., 191 New York Avenue (Box 588), Huntington
Station, New York 11743, to act as transfer agent and registrar.

Amendment of Articles of Incorporation.

     One of the corporate actions to be taken consists of the Company filing a Certificate of Amendment of Articles of Incorporation so that:

     - an increase in the authorized capital stock of the Company can be approved by the Board of Directors without shareholder consent; and

     - a decrease in the issued and outstanding common stock of the Company (a reverse split) can be approved by the Board of Directors without shareholder consent.

By order of the Board of Directors
October 20, 2003


/s/  David Rykbos
David Rykbos, President


                         REQUEST FOR CONSENT OF SHAREHOLDERS
                               OF NATIONS RX, INC.
                               FOR CORPORATE ACTION


     The following matters are hereby submitted to the shareholders of Nations Rx, Inc., a Nevada corporation ("Company"), for their approval and consent under the provisions of Nevada Revised Statutes 78.2055, 78.207, and 78.390, and Article 2, Section 2.12 of the
Bylaws of the Company:

     - A proposal to amend the Articles of Incorporation of the Company so that an increase in the authorized capital stock of the Company can be approved by the Board of Directors without shareholder consent.

     - A proposal to amend the Articles of Incorporation of the Company so that a decrease in the issued and outstanding common stock of the Company (a reverse split) can be approved by the Board of Directors without shareholder consent.

     A shareholder does not have dissenter's rights of appraisal in connection with the proposed action.

     This written consent may be revoked prior to the date that the Company receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and until received by the company at its principal office located at: 8 Macbeth Court, Rancho Mirage, California 92270.

     Each shareholder must return the consent form, indicating an affirmative or negative vote on this issue, by overnight courier to reach the offices of the Company not later than two (2) days after receipt thereof. If a shareholder does not return the consent form, then his or her shares will not be counted in determining the positive and negative votes.

I, __________________________, the undersigned owner of record of ____________shares of common stock of the Company, do hereby vote these shares as follows with regard to the above-described proposals (please check next to the appropriate vote):

Approve: __________

Disapprove: _________

Dated: ____________, 2003 _____________________      _______________________
                         (Signature of Shareholder) (Signature Of Shareholder)
                             Printed name(s): -_______________________________
                             Title: __________________________________________

Note: Please sign exactly as name appears on stock certificate. All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by the president or other authorized person. If a partnership, please sign in partnership name by a partner.